[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                              MFS(R) INTERMEDIATE
                              INCOME TRUST
                              SEMIANNUAL REPORT o APRIL 30,2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 17
Trustees and Officers ..................................................... 24

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to three basic questions:

  1. How is my money being managed, over both the short and the long term?

  2. What's going on in the market, and how will that affect me?

  3. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your three basic questions.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended April 30, 2001, the trust provided a total return of 9.64% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 6.49%. These returns compare to returns of 6.30% and 1.26%, respectively, for the trust's benchmarks, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), and the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index). The Salomon Index includes bonds issued by the U.S. government or by government agencies with a maturity range greater than or equal to one year, and less than 10 years. The Morgan Index is an unmanaged aggregate index of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year.

A very proactive program of cuts in interest rates by the Federal Reserve Board (the Fed) highlighted the period. With inflation remaining benign during the period, the Fed turned its focus toward easing monetary policy in order to support growth. Overall, the Fed cut the fed funds rate by two percentage points during the period, including two surprise cuts of 0.50 percentage points implemented between regularly scheduled meetings. By acting this dramatically, we think the Fed demonstrated its forcefulness and indicated its intent to do whatever it takes to sustain growth. A sharp decline in corporate spending -- particularly for technology products and services -- seemed to be the main culprit that slowed economic growth. While consumer spending and construction remained strong, consumer confidence waned in the face of rising unemployment.

During the period, sharp declines in short-term interest rates caused the yield curve -- a representation of the difference between short- and long-term rates -- to steepen. Within this backdrop, we've positioned the portfolio to take advantage of such a scenario. That approach called for a "bulleted" structure, where we targeted certain parts of the yield curve, including more exposure to bonds with maturities in the one- to three-year range. As far as sector allocation was concerned, we underweighted mortgage-backed securities (MBSs) substantially. Within a falling-rate environment, MBSs are unattractive due to increased refinancing activity. When interest rates fall, mortgage holders tend to pay off their loans early in order to take advantage of lower borrowing costs, and the holder of the MBS is then left to re-invest the principal at lower prevailing rates.

Looking at the portfolio's international component, it's important to note that we only venture overseas if we feel alternatives there offer the opportunity to outperform domestic bonds. That said, we devoted only a small portion of the portfolio to both developed and developing country bonds because we held a very favorable view of the opportunities available in the United States. Within the developed world, we favored bonds offered by the dollar-bloc countries, including the United States, Australia, New Zealand, and Canada. These markets performed best among government issuers in 2000. We also kept a very small position in Europe. Overall, Europe has been less appealing to us because growth there has been stronger than in the United States for the first time since 1991, with the ensuing inflation making it difficult for the European Central Bank to justify interest rate cuts. Greece performed well due to the positive effects of its inclusion into the European Monetary Union (EMU). We avoided Japan because yields there were very low and would not have provided us with adequate income, in our opinion. Our small emerging market position was largely focused on very short-term Mexican paper, a higher-quality investment that was meant to add diversity to the portfolio.

Going forward, we believe a main issue will be whether or not businesses will be able to work through an economic downturn and resume capital expenditures in the technology area without unemployment going that much higher. Any surge in the jobless rate would dampen consumer spending both for those who have lost their jobs as well as for those who have feared losing them. Fortunately, the fiscal and monetary policies that have characterized the first few months of 2001 seem to be geared toward increasing economic growth. The tax cut that has worked its way through Congress could provide a substantial stimulus to growth. In addition, we believe the Fed has made it clear through both its words and its actions that it stands ready to lend support to the economy. If growth strengthens in the United States, we might add investments in European bonds if trends there indicate that growth is slowing from the peak levels we saw during the period.

     Respectfully,

 /s/ Stephen C. Bryant                   /s/ Steven E. Nothern

     Stephen C. Bryant                       Steven E. Nothern
     Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time due to market and other conditions.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST, TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS, AND ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST. STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To preserve capital and provide high current income.

NEW YORK STOCK EXCHANGE SYMBOL: MIN

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   (For the six months ended April 30, 2001)

   NET ASSET VALUE PER SHARE
   October 31, 2000                                                 $7.06
   April 30, 2001                                                   $7.25

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2000                                                 $6.36
   March 2, 2001 (high)*                                            $6.94
   November 13, 2000 (low)*                                         $6.31
   April 30, 2001                                                   $6.74

   *For the six months ended April 30, 2001

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The trust may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.

The trust is nondiversified and has more risk than a portfolio that is diversified. The trust invests in a limited number of securities and may have more risk because a change in one security's value may have a more significant effect on the trust's net asset value. An investment in the trust is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

The trust may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternaively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of April 30, 2001, our records indicate that there are 10,528 registered shareholders and approximately 57,300 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2001

Bonds - 97.3%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 85.9%
  Corporate Asset-Backed - 0.3%
    Commercial Mortgage Asset Trust, 0s, 2020
      (interest only)                              $        112   $      3,657
    DLJ Commercial Mortgage Corp., 0s, 2005
      (interest only)                                    95,100      2,881,026
                                                                  ------------
                                                                  $  2,884,683
------------------------------------------------------------------------------
  Oil Services - 0.1%
    Pemex Project Funding Master Trust, 8.5s, 2008 $      1,400   $  1,400,000
------------------------------------------------------------------------------
  Small Business Administration - 1.9%
    SBA, 6.35s, 2021                               $      7,000   $  7,000,000
    SBA, 7.64s, 2010                                      9,903     10,357,294
                                                                  ------------
                                                                  $ 17,357,294
------------------------------------------------------------------------------
  U.S. Government Agencies - 33.2%
    AID, 6.625s, 2003                              $     15,000   $ 15,513,750
    AID, 6.625s, 2004                                    14,600     15,163,998
    FHLM, 6.625s, 2009                                    6,000      6,261,540
    FHLM, 7.375s, 2003                                   15,000     15,768,750
    FNMA, 4.75s, 2004                                    10,000      9,945,300
    FNMA, 5.125s, 2004                                    5,000      5,022,650
    FNMA, 5.75s, 2010                                     3,650      3,323,134
    FNMA, 6.956s, 2007                                    5,502      5,633,006
    FNMA, 7s, 2029                                       83,503     84,226,652
    GNMA, 7s, 2023                                       51,973     52,669,593
    GNMA, 7.5s, 2022                                     36,734     37,647,636
    GNMA, 8s, 2026                                       36,603     37,864,390
    GNMA, 8.5s, 2001                                      8,386      8,774,305
    GNMA, 9.25s, 2001                                     1,785      1,807,287
    GNMA TBA, 7s, 2025                                      200        201,962
    HUD, 7.198s, 2009                                     6,000      6,465,000
                                                                  ------------
                                                                  $306,288,953
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 50.4%
    U.S. Treasury Bonds, 10.75s, 2003              $     24,000   $ 26,583,840
    U.S. Treasury Bonds, 11.875s, 2003                   43,000     50,451,040
    U.S. Treasury Bonds, 12.375s, 2004                   34,500     41,885,070
    U.S. Treasury Bonds, 10.375s, 2009                   18,350     21,575,563
    U.S. Treasury Bonds, 13.875s, 2011                   25,500     35,381,250
    U.S. Treasury Bonds, 10.375s, 2012                   84,600    107,944,524
    U.S. Treasury Bonds, 12s, 2013                       46,500     64,940,040
    U.S. Treasury Bonds, 6.125s, 2029                       606        624,653
    U.S. Treasury Notes, 4.25s, 2010                     20,373     21,818,277
    U.S. Treasury Notes, 5.75s, 2010                     50,480     51,765,725
    U.S. Treasury Notes, 6.5s, 2010                      23,370     25,173,930
    U.S. Treasury Notes, 3.5s, 2011                      16,159     16,411,607
                                                                  ------------
                                                                  $464,555,519
------------------------------------------------------------------------------
Total U.S. Bonds                                                  $792,486,449
------------------------------------------------------------------------------

Foreign Bonds - 11.4%
  Argentina - 0.4%
    Republic of Argentina, 0s, 2001                $      3,335   $  3,243,288
------------------------------------------------------------------------------
  Australia - 1.0%
    Commonwealth of Australia, 7.5s, 2009           AUD  16,519   $  9,410,074
------------------------------------------------------------------------------
  Bulgaria - 0.3%
    Republic of Bulgaria, 6.313s, 2024             $      3,898   $  2,865,030
------------------------------------------------------------------------------
  Canada - 4.1%
    Government of Canada, 6s, 2005                  CAD  12,692   $  8,465,742
    Government of Canada, 5.25s, 2008                    20,942     20,184,905
    Government of Canada, 5.5s, 2009                     13,820      8,876,481
                                                                  ------------
                                                                  $ 37,527,128
------------------------------------------------------------------------------
  Chile - 0.1%
    HQI Transelec Chile S A, 7.875s, 2011
      (Utilities -  Electric)                      $        800   $    784,464
------------------------------------------------------------------------------
  Greece - 1.3%
    Hellenic Republic, 6s, 2006                     EUR  12,766   $ 11,732,176
    Hellenic Republic, 8.7s, 2005                           365        366,203
                                                                  ------------
                                                                  $ 12,098,379
------------------------------------------------------------------------------
  Mexico - 1.0%
    BBVA Bancomer Capital Trust I, 10.5s, 2011
      (Conglomerates)                             $       1,893   $  1,945,057
    United Mexican States, 8.125s, 2019                   3,900      3,556,800
    United Mexican States, 8.375s, 2011                   1,975      1,955,250
    United Mexican States, 10.375s, 2009                  1,700      1,873,400
                                                                  ------------
                                                                  $  9,330,507
------------------------------------------------------------------------------
  Netherlands
    Telefonica Europe BV, 6.125s, 2005
      (Telecommunications)                          EUR     425   $    383,383
------------------------------------------------------------------------------
  New Zealand - 0.4%
    Government of New Zealand, 8s, 2006             NZD   9,120   $  4,065,500
------------------------------------------------------------------------------
  Panama - 0.6%
    Republic of Panama, 4.5s, 2014                 $         68   $     58,140
    Republic of Panama, 8.875s, 2027                        987        878,430
    Republic of Panama, 9.625s, 2011                      1,983      2,012,745
    Republic of Panama, 10.75s, 2020                      2,778      2,840,505
                                                                  ------------
                                                                  $  5,789,820
------------------------------------------------------------------------------
  Qatar - 0.4%
    State of Qatar, 9.75s, 2030                    $      3,139   $  3,358,730
------------------------------------------------------------------------------

Foreign Bonds - continued
  Russia - 0.3%
    Government of Russia, 10s, 2007##              $        638   $    511,198
    Government of Russia, 12.75s, 2028##                    480        430,200
    Russian Federation, 8.75s, 2005                       2,293      1,920,387
                                                                  ------------
                                                                  $  2,861,785
------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010 (Banks and
      Credit Cos.)##                               $      1,542   $  1,572,840
------------------------------------------------------------------------------
  Spain - 0.9%
    Kingdom of Spain, 7s, 2005                      ESP   7,800   $  8,191,226
------------------------------------------------------------------------------
  United Kingdom - 0.4%
    Lloyds TSB Bank PLC, 7.375s, 2004
      (Banks and Credit Cos.)                       GBP   2,580   $  3,836,506
------------------------------------------------------------------------------
Total Foreign Bonds                                               $105,318,660
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $911,338,109)                       $897,805,109
------------------------------------------------------------------------------

Rights
------------------------------------------------------------------------------
                                                          SHARES
------------------------------------------------------------------------------
    United Mexican States (Identified Cost, $0)*      3,307,000   $     39,684
------------------------------------------------------------------------------
Put Options Purchased - 0.2%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)
------------------------------------------------------------------------------
    Euro Dollars/August/0.95                      EUR    22,745   $    124,029
    Japanese Yen/May/120                          JPY 5,747,078      1,344,816
------------------------------------------------------------------------------
Total Put Options Purchased
    (Premiums Paid, $991,065)                                     $  1,468,845
------------------------------------------------------------------------------
Short-Term Obligations - 0.9%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)
------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 5/01/01,
      at Amortized Cost                            $      8,288   $  8,288,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $920,617,174)                 $907,601,638
------------------------------------------------------------------------------

Call Options Written
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE         (000 OMITTED)          VALUE
------------------------------------------------------------------------------
    Euro Dollars/August/0.8691 (Premiums Received,
      $411,567)                                   EUR    20,808   $   (397,021)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.6%                               15,320,822
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $922,525,439
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars          EU = Euro
CAD = Canadian Dollars            GB = British Pounds
CHF = Swiss Francs                JP = Japanese Yen
DKK = Danish Kroner               NO = Norwegian Krone
ESP = Spanish Pesos               NZ = New Zealand Dollars

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
APRIL 30, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $920,617,174)     $  907,601,638
  Investments of cash collateral for securities loaned,
    (at value and identified cost)                             206,150,728
  Cash                                                                 336
  Interest receivable                                           18,976,561
  Other assets                                                      14,404
                                                            --------------
      Total assets                                          $1,132,743,667
                                                            --------------
Liabilities:
  Payable to dividend disbursing agent                      $      397,038
  Collateral for securities loaned, at value                   206,150,728
  Net payable for forward foreign currency exchange
    contracts to purchase                                        2,366,418
  Net payable for forward foreign currency exchange
    contracts to sell                                              128,412
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                 106,649
  Written options outstanding, at value (premiums
    received, $411,567)                                            397,021
  Payable to affiliates -
    Management fee                                                  17,785
    Administrative fee                                               1,629
    Transfer and dividend disbursing agent fee                      18,168
  Accrued expenses and other liabilities                           634,380
                                                            --------------
      Total liabilities                                     $  210,218,228
                                                            --------------
Net assets                                                  $  922,525,439
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $  994,273,282
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (15,607,426)
  Accumulated net realized loss on investments and
    foreign currency transactions                              (59,908,718)
  Accumulated undistributed net investment income                3,768,301
                                                            --------------
      Total                                                 $  922,525,439
                                                            ==============

Shares of beneficial interest outstanding
  (202,648,016 issued, less 75,467,700 treasury shares)       127,180,316
                                                              ===========

Net asset value
  (net assets / shares of beneficial interest
  outstanding)                                                 $7.25
                                                               =====

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2001
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                    $35,947,126
    Dividends                                                        36,846
                                                                -----------
      Total investment income                                   $35,983,972
                                                                -----------
  Expenses -

    Management fee                                              $ 3,492,522
    Trustees' compensation                                           88,776
    Transfer and dividend disbursing agent fee                      111,770
    Administrative fee                                               56,019
    Custodian fee                                                   208,309
    Auditing fees                                                    24,501
    Postage                                                          33,413
    Printing                                                         34,423
    Legal fees                                                        2,965
    Miscellaneous                                                   308,889
                                                                -----------
      Total expenses                                            $ 4,361,587
    Fees paid indirectly                                            (62,038)
                                                                -----------
      Net expenses                                              $ 4,299,549
                                                                -----------
        Net investment income                                   $31,684,423
                                                                -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $ 2,960,234
    Written option transactions                                    (413,424)
    Foreign currency transactions                                (2,390,766)
                                                                -----------

      Net realized gain on investments and foreign currency
        transactions                                            $   156,044
                                                                -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $21,637,648
    Written options                                                 871,211
    Translation of assets and liabilities in foreign
      currencies                                                  1,215,314
                                                                -----------
      Net unrealized gain on investments and foreign
        currency translation                                    $23,724,173
                                                                -----------
        Net realized and unrealized gain on investments and
          foreign currency                                      $23,880,217
                                                                -----------
          Increase in net assets from operations                $55,564,640
                                                                ===========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                                 APRIL 30, 2001                 YEAR ENDED
                                                                    (UNAUDITED)           OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $  31,684,423             $  64,536,392
  Net realized gain (loss) on investments and foreign
    currency transactions                                               156,044               (27,345,281)
  Net unrealized gain on investments and foreign currency
    translation                                                      23,724,173                 2,628,300
                                                                  -------------             -------------
    Increase in net assets from operations                        $  55,564,640             $  39,819,411
                                                                  -------------             -------------
Distributions declared to shareholders -
  From net investment income                                      $ (31,599,262)            $ (42,804,474)
  From paid-in capital                                                     --                 (27,519,561)
                                                                  -------------             -------------
      Total distributions declared to shareholders                $ (31,599,262)            $ (70,324,035)
                                                                  -------------             -------------
Trust share (principle) transactions -
  Cost of shares reacquired                                       $  (7,248,639)            $ (40,697,949)
                                                                  -------------             -------------
      Total increase (decrease) in net assets                     $  16,716,739             $ (71,202,573)
Net assets:
  At beginning of year                                              905,808,700               977,011,273
                                                                  -------------             -------------

  At end of year (including undistributed net investment
    income of $3,768,301 and $3,683,141, respectively)            $ 922,525,439             $ 905,808,700
                                                                  =============             =============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                       SIX MONTHS ENDED    ---------------------------------------------------------------
                                         APRIL 30, 2001          2000        1999         1998          1997          1996
                                            (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $     7.06    $     7.25  $     7.75   $     7.76    $     7.82    $     7.83
                                             ----------    ----------  ----------   ----------    ----------    ----------
Income from investment operations# -
  Net investment income(S)                   $     0.25    $     0.49  $     0.49   $     0.51    $     0.54    $     0.53
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                                   0.18         (0.20)      (0.53)       (0.01)        (0.05)        (0.03)
                                             ----------    ----------  ----------   ----------    ----------    ----------
      Total from investment operations       $     0.43    $     0.29  $    (0.04)  $     0.50    $     0.49    $     0.50
                                             ----------    ----------  ----------   ----------    ----------    ----------

Less distributions declared to shareholders -
  From net investment income                 $    (0.25)   $    (0.33) $    (0.45)  $    (0.46)   $    (0.54)   $    (0.53)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                                   --            --          --           --           (0.04)        (0.04)
  From paid in capital                             --           (0.21)      (0.05)       (0.05)         --            --
                                             ----------    ----------  ----------   ----------    ----------    ----------

      Total distributions declared
         to shareholders                     $    (0.25)   $    (0.54) $    (0.50)  $    (0.51)   $    (0.58)   $    (0.57)
                                             ----------    ----------  ----------   ----------    ----------    ----------
Net increase from repurchase of
  capital shares                             $     0.01    $     0.06  $     0.04      $ --+++    $     0.03    $     0.06
                                             ----------    ----------  ----------   ----------    ----------    ----------
Net asset value - end of period              $     7.25    $     7.06  $     7.25   $     7.75    $     7.76    $     7.82
                                             ----------    ----------  ----------   ----------    ----------    ----------
Per share market value - end of period       $    6.740    $    6.375  $    6.250   $    6.938    $    7.000    $    7.125
                                             ==========    ==========  ==========   ==========    ==========    ==========
Total return at market value                       9.64%++      10.95%      (2.92)%       6.56%         6.46%        17.40%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       0.95%+        0.95%       0.93%        0.91%         0.91%         0.97%
  Net investment income                            6.90%+        6.93%       6.57%        6.59%         6.92%         6.75%
Portfolio turnover                                   19%           93%         85%         184%          213%          257%
Net assets at end of period
  (000,000 Omitted)                          $      923    $      906  $      977   $    1,091    $    1,098    $    1,160

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data is are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Intermediate Income Trust (the trust) is a non-diversified series of MFS Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2001, the value of securities loaned was $202,094,979. These loans were collateralized by cash of $206,150,728, which was invested in the following short-term obligations:

ISSUER                                              SHARES             VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   206,150,728      $206,150,728

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $60,026,544 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2008, ($11,439,294), October 31, 2007, ($11,376,973),
October 31, 2006, ($13,874,621), October 31, 2004, ($645,525), October 31, 2003,
($6,526,984), and October 31, 2002, ($16,163,147).

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 5.65% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $27,716 for the period ended April 30, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES
------------------------------------------------------------------------------
U.S. government securities                      $116,915,891      $123,769,213
                                                ------------      ------------
Investments (non-U.S. government securities)    $ 55,526,268      $ 72,033,213
                                                ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $920,655,396
                                                                  ------------
Gross unrealized depreciation                                     $(30,772,320)
Gross unrealized appreciation                                       17,718,562
                                                                  ------------
    Net unrealized depreciation                                   $(13,053,758)
                                                                  ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 202,648,016 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                      SIX MONTHS ENDED              YEAR ENDED
                                        APRIL 30, 2001        OCTOBER 31, 2000
                                ----------------------  ----------------------
                                   SHARES       AMOUNT     SHARES       AMOUNT
-----------------------------------------------------------------------------
Treasury shares acquired        1,106,500   $7,248,639  6,476,000  $40,697,949
                                =========   ==========  =========  ===========

In accordance with the provisions of the trust's prospectus, 1,106,500 shares of beneficial interest were purchased by the trust during period ended April 30, 2001, at an average price per share of $6.55 and a weighted average discount of 8.64% per share. The trust repurchased 6,476,000 shares of beneficial interest during the year ended October 31, 2000, at an average price per shares of $6.28 and a weighted average discount of 11.46% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $6,510 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The trust had no significant borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                 NUMBER OF
                                                 CONTRACTS             PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                         2          $   573,723
Options written                                          2              895,279
Options terminated in closing transactions              (3)          (1,057,435)
                                                        --            ---------
Outstanding, end of period                               1          $   411,567
                                                        ==          ===========

At April 30, 2001, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                06/13/01  AUD         59,315,767        $29,945,678       $30,229,736         $  (284,058)
                06/13/01  EUR         24,127,941         21,581,478        21,388,730             192,748
                06/13/01  NZD          8,313,495          3,388,622         3,425,724             (37,102)
                                                        -----------       -----------         -----------
                                                        $54,915,778       $55,044,190         $  (128,412)
                                                        ===========       ===========         ===========
Purchases
                06/13/01  AUD         17,639,987        $ 8,991,101       $ 8,990,057         $    (1,044)
                06/13/01  CHF            241,673            146,468           139,526              (6,942)
                06/13/01  DKK          8,082,363          1,007,361           959,923             (47,438)
                06/13/01  EUR         52,983,607         49,313,433        46,968,454          (2,344,979)
                06/13/01  NOK        197,316,217         21,581,478        21,615,463              33,985
                                                        -----------       -----------         -----------
                                                        $81,039,841       $78,673,423         $(2,366,418)
                                                        ===========       ===========         ===========

At April 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $241,808 with First Boston and a net payable of $143,104 with Deutsche Bank, $148,146 with Merrill Lynch, and $57,207 with United Bank of Switzerland.

At April 30, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) INTERMEDIATE INCOME TRUST

TRUSTEES
Marshall N. Cohan+ (1) - Private Investor    PORTFOLIO MANAGERS
                                             Stephen C. Bryant*
Lawrence H. Cohn, M.D.+ (2) - Chief of       Steven E. Nothern*
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,              TREASURER
Harvard Medical School                       James O. Yost*

The Hon. Sir J. David Gibbons, KBE+          ASSISTANT TREASURERS
(2) - Chief Executive Officer, Edmund        Mark E. Bradley*
Gibbons Ltd.; Chairman, Colonial             Robert R. Flaherty*
Insurance Company, Ltd.                      Laura F. Healy*
                                             Ellen Moynihan*
Abby M. O'Neill+ (2) - Private
Investor                                     SECRETARY
                                             Stephen E. Cavan*
Walter E. Robb, III+ (1) - President
and Treasurer, Benchmark Advisors,           ASSISTANT SECRETARY
Inc. (corporate financial                    James R. Bordewick, Jr.*
consultants); President, Benchmark
Consulting Group, Inc. (office               TRANSFER AGENT, REGISTRAR, AND
services)                                    DIVIDEND DISBURSING AGENT
                                             State Street Bank and Trust Company
Arnold D. Scott* - Senior Executive          c/o MFS Service Center, Inc.
Vice President, Director, and                P.O. Box 9024
Secretary, MFS Investment Management         Boston, MA 02205-9824
                                             1-800-637-2304
Jeffrey L. Shames* - Chairman and
Chief Executive Officer, MFS                 CUSTODIAN
Investment Management                        State Street Bank and Trust Company

J. Dale Sherratt+ (1) - President,
Insight Resources, Inc. (acquisition
planning specialist)

Ward Smith+ (1) - Former Chairman
(until 1994), NACCO Industries
(holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

+ Independent Trustee.
* MFS Investment Management.
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

                                                             ------------
MFS (R)INTERMEDIATE INCOME TRUST                              PRSRT STD
                                                             U.S. Postage
[logo] M F S(R)                                                  Paid
INVESTMENT MANAGEMENT                                            MFS
                                                             ------------
500 Boylston Street
Boston, MA 02116- 3741


(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.                      MINCE-3 06/01 74.6M